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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At September 30, 2009, we owned or had an interest in 388 properties comprising 263 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2009, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

 SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Fourth Quarter 2009	February 5, 2010
First Quarter 2010	April 30, 2010

Stock Information

        The Company's common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)

 Simon Property Group Ownership Structure(1)
September 30, 2009

(1)
Schedule excludes Company preferred stock (see "Preferred Stock/Units Outstanding") and Operating Partnership units not convertible into common stock.

(2)
Consists of Herbert Simon and David Simon, the heirs of Melvin Simon, trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
The holder of Class B common stock is entitled to elect 4 of the members of the Board of Directors and also has voting rights with common stock.

(4)
Other executives includes directors and executive officers of the Company, excluding David Simon and Herbert Simon.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2008 through September 30, 2009

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2008	56,368,410	231,319,644
Activity During the First Six Months of 2009:
Issuance of Common Stock for Stock Option Exercises	—	66,000
Conversion of Operating Partnership Units into Common Stock	(1,136,948)	1,136,948
Restricted Stock Awards (Stock Incentive Program)(6)	—	253,957
Common Shares and Operating Partnership Units Issued as Dividends/Distributions	1,859,871	8,044,969
Public Offering of Common Stock	—	40,250,000
Number Outstanding at June 30, 2009	57,091,333	281,071,518
Activity During the Third Quarter of 2009:
Conversion of Operating Partnership Units into Common Stock	(208,619)	208,619
Common Shares and Operating Partnership Units Issued as
Dividends/Distributions	411,489	2,029,044
Conversion of Operating Partnership Preferred Units into Units	21,213	—
Issuance of Common Units in Connection with Redemption of Preferred Units	644,289	—
Number Outstanding at September 30, 2009	57,959,705	283,309,181
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at September 30, 2009		283,309,181
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		6,406,565
Series I 6% Convertible Perpetual Preferred Units(3)		1,268,161
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		336,896
Diluted Common Shares Outstanding at September 30, 2009(5)		291,320,803

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 62).

(3)
Conversion terms provided on page 62 of this document.

(4)
Based upon the weighted average stock price for the quarter ended September 30, 2009.

(5)
For FFO purposes.

(6)
Net of forfeitures.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2009
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2009	2008	2009	2008
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$924,932	$935,594	$2,747,036	$2,753,839
Net Income Attributable to Common Stockholders	$105,547	$112,809	$191,555	$277,314
Basic Earnings per Common Share (EPS)	$0.38	$0.50	$0.73	$1.23
Diluted Earnings per Common Share (EPS)	$0.38	$0.50	$0.73	$1.23
Diluted EPS (before impairment charge)(1)	$0.38	$0.50	$1.17	$1.23
FFO of the Operating Partnership	$473,073	$463,897	$1,263,054	$1,311,804
Diluted FFO of the Operating Partnership	$479,930	$475,619	$1,283,666	$1,347,641
Basic FFO per Share (FFOPS)	$1.40	$1.64	$3.97	$4.65
Diluted FFO per Share (FFOPS)	$1.38	$1.61	$3.92	$4.56
Diluted FFOPS (before impairment charge)(1)	$1.38	$1.61	$4.35	$4.56
Distributions per Share(1)	$0.60	$0.90	$2.10	$2.70

(1)
In the second quarter of 2009, the Company recorded a non-cash impairment charge of $140.5 million representing the other than temporary decline in value of its investment in Liberty International, PLC. Reconciliations of Diluted EPS to Diluted EPS (before impairment charge) and Diluted FFOPS to Diluted FFOPS (before impairment charge) are as follows:

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2009	2008	2009	2008
Diluted EPS to Diluted EPS (before impairment charge)
Diluted Earnings per Common Share (EPS)	$0.38	$0.50	$0.73	$1.23
Impairment charge	—	—	0.44	—

Diluted EPS (before impairment charge)	$0.38	$0.50	$1.17	$1.23

Diluted FFOPS to Diluted FFOPS (before impairment charge)
Diluted FFO per Common Share (FFOPS)	$1.38	$1.61	$3.92	$4.56
Impairment charge	—	—	0.43	—

Diluted FFOPS (before impairment charge)	$1.38	$1.61	$4.35	$4.56

(2)
In the first quarter of 2009, the Company paid a common stock dividend of $0.90 per share, comprised of 10% cash and 90% shares of the Company's common stock. In the second and third quarters of 2009, the Company paid a common stock dividend of $0.60 per share, comprised of 20% cash and 80% shares of the Company's common stock.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2009
Unaudited
(In thousands, except as noted)

	September 30, 2009	December 31, 2008
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,960	56,368
Common Shares Outstanding at End of Period	283,309	231,320

Total Common Shares and Units Outstanding at End of Period	341,269	287,688

Weighted Average Limited Partnership Units Outstanding	57,126	57,175
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	261,355	225,333
Diluted—for purposes of EPS	262,907	225,884
Diluted—for purposes of FFOPS	270,508	238,263
Simon Group's Debt Information
Share of Consolidated Debt	$18,392,160	$17,766,316
Share of Joint Venture Debt	6,649,168	6,632,419

Share of Total Debt	$25,041,328	$24,398,735

Simon Group's Market Capitalization
Common Stock Price at End of Period	$69.43	$53.13
Common Equity Capitalization, including common operating partnership units	$23,694,299	$15,284,866
Preferred Equity Capitalization, including preferred operating partnership units	609,328	589,532

Total Equity Market Capitalization	$24,303,627	$15,874,398

Total Capitalization—Including Simon Group's Share of Total Debt	$49,344,955	$40,273,133

	As of or for the Nine Months Ended September 30,
	2009	2008
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$3,630	$22,651
Joint Venture Properties	$206	$3,243
Simon Group's Share of Joint Venture Properties	$94	$1,544

        On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended September 30, 2009
						For the Three Months Ended September 30, 2008 Our Total Share
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$570,100	$(8,604)	$561,496	$192,817	$754,313	$752,274
Overage rent	19,806	(71)	19,735	13,756	33,491	36,910
Tenant reimbursements	268,611	(5,681)	262,930	93,414	356,344	359,954
Management fees and other revenues	29,988	—	29,988	—	29,988	33,350
Other income	36,427	(285)	36,142	20,628	56,770	76,616

Total revenue	924,932	(14,641)	910,291	320,615	1,230,906	1,259,104

EXPENSES:
Property operating	113,815	(3,186)	110,629	69,202	179,831	193,778
Depreciation and amortization	250,151	(2,140)	248,011	101,270	349,281	332,540
Real estate taxes	79,854	(1,392)	78,462	20,989	99,451	106,904
Repairs and maintenance	19,151	(440)	18,711	10,712	29,423	31,697
Advertising and promotion	23,226	(314)	22,912	6,138	29,050	28,811
(Recovery of) provision for credit losses	(745)	(43)	(788)	1,081	293	6,448
Home and regional office costs	26,899	—	26,899	—	26,899	34,322
General and administrative	4,509	—	4,509	—	4,509	5,035
Other	15,895	(714)	15,181	20,935	36,116	34,151

Total operating expenses	532,755	(8,229)	524,526	230,327	754,853	773,686

OPERATING INCOME	392,177	(6,412)	385,765	90,288	476,053	485,418
Interest expense	(257,881)	3,712	(254,169)	(85,633)	(339,802)	(327,466)
Loss on extinguishment of debt	—	—	—	—	—	—
Income tax benefit (expense) of taxable REIT subsidiaries	238	—	238	—	238	(972)
Income from unconsolidated entities	4,655	—	4,655	(4,655)	—	—

CONSOLIDATED NET INCOME	139,189	(2,700)	136,489	—	136,489	156,980
Net income attributable to noncontrolling interests	27,103	(2,700)	24,403	—	24,403	32,887
Preferred dividends	6,539	—	6,539	—	6,539	11,284

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$105,547	$—	$105,547	$—	$105,547	$112,809

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO
Consolidated Net Income			$139,189	$—	$139,189	$159,737
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			247,236	—	247,236	232,524
Simon's share of depreciation and amortization from unconsolidated entities			—	100,027	100,027	91,924
Income from unconsolidated entities			(4,655)	4,655	—	—
Net income attributable to noncontrolling interest holders in properties			(2,700)	—	(2,700)	(2,758)
Noncontrolling interests portion of depreciation and amortization			(2,017)	—	(2,017)	(1,980)
Preferred distributions and dividends			(8,662)	—	(8,662)	(15,550)

FFO of the Operating Partnership			$368,391	$104,682	$473,073	$463,897

Percentage of FFO of the Operating Partnership			77.87%	22.13%	100.00%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Nine Months Ended September 30, 2009
						For the Nine Months Ended September 30, 2008 Our Total Share
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,709,147	$(26,306)	$1,682,841	$571,391	$2,254,232	$2,227,720
Overage rent	45,799	(115)	45,684	34,048	79,732	89,492
Tenant reimbursements	784,905	(16,584)	768,321	277,863	1,046,184	1,048,342
Management fees and other revenues	90,694	—	90,694	—	90,694	101,249
Other income	116,491	(1,048)	115,443	65,335	180,778	209,051

Total revenue	2,747,036	(44,053)	2,702,983	948,637	3,651,620	3,675,854

EXPENSES:
Property operating	326,798	(9,232)	317,566	191,439	509,005	536,768
Depreciation and amortization	758,173	(6,637)	751,536	300,904	1,052,440	989,821
Real estate taxes	251,173	(4,284)	246,889	70,609	317,498	323,162
Repairs and maintenance	61,925	(1,489)	60,436	31,481	91,917	110,396
Advertising and promotion	61,555	(872)	60,683	17,285	77,968	80,420
Provision for (recovery of) credit losses	19,336	(210)	19,126	6,833	25,959	22,604
Home and regional office costs	79,732	—	79,732	—	79,732	108,766
General and administrative	13,867	—	13,867	—	13,867	15,432
Impairment charge	140,478	—	140,478	—	140,478	—
Other	52,908	(2,296)	50,612	60,586	111,198	105,903

Total operating expenses	1,765,945	(25,020)	1,740,925	679,137	2,420,062	2,293,272

OPERATING INCOME	981,091	(19,033)	962,058	269,500	1,231,558	1,382,582
Interest expense	(728,360)	10,971	(717,389)	(253,806)	(971,195)	(965,115)
Loss on extinguishment of debt	—	—	—	—	—	(20,330)
Income tax benefit (expense) of taxable REIT subsidiaries	2,904	—	2,904	—	2,904	(1,576)
Income from unconsolidated entities	15,694	—	15,694	(15,694)	—	—

CONSOLIDATED NET INCOME	271,329	(8,062)	263,267	—	263,267	395,561
Net income attributable to noncontrolling interests	60,177	(8,062)	52,115	—	52,115	84,267
Preferred dividends	19,597	—	19,597	—	19,597	33,980

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$191,555	$—	191,555	$—	$191,555	$277,314

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO
Consolidated Net Income			$271,329	$—	$271,329	$403,112
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			748,191	—	748,191	690,029
Simon's share of depreciation and amortization from unconsolidated entities			—	287,901	287,901	280,039
Income from unconsolidated entities			(15,694)	15,694	—	—
Net income attributable to noncontrolling interest holders in properties			(8,064)	—	(8,064)	(7,551)
Noncontrolling interests portion of depreciation and amortization			(6,253)	—	(6,253)	(6,447)
Preferred distributions and dividends			(30,050)	—	(30,050)	(47,378)

FFO of the Operating Partnership			$959,459	$303,595	$1,263,054	$1,311,804

Percentage of FFO of the Operating Partnership			75.96%	24.04%	100.00%	100.00%

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of September 30, 2009
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2008 Our Total Share
ASSETS:
Investment properties, at cost	$25,405,801	$(198,669)	$25,207,132	$9,394,904	$34,602,036	$34,322,044
Less—accumulated depreciation	6,837,803	(85,380)	6,752,423	1,530,912	8,283,335	7,428,279

	18,567,998	(113,289)	18,454,709	7,863,992	26,318,701	26,893,765
Cash and cash equivalents	3,745,693	(5,887)	3,739,806	325,960	4,065,766	1,074,573
Tenant receivables and accrued revenue, net	352,638	(4,287)	348,351	147,118	495,469	574,871
Investment in unconsolidated entities, at equity	1,507,483	—	1,507,483	(1,507,483)	—	—
Deferred costs and other assets	1,166,792	(2,855)	1,163,937	233,634	1,397,571	1,268,031
Notes receivable from related parties	636,000	—	636,000	—	636,000	520,700

Total assets	$25,976,604	$(126,318)	$25,850,286	$7,063,221	$32,913,507	$30,331,940

LIABILITIES:
Mortgages and other indebtedness	$18,669,121	$(276,962)	$18,392,159	$6,649,168	$25,041,327	$24,398,735
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,050,269	(7,367)	1,042,902	378,854	1,421,756	1,529,790
Cash distributions and losses in partnerships and joint ventures, at equity	443,081	—	443,081	(443,081)	—	—
Other liabilities and accrued dividends	182,722	(968)	181,754	478,280	660,034	496,223

Total liabilities	20,345,193	(285,297)	20,059,896	7,063,221	27,123,117	26,424,748

Limited partners' preferred interest in the Operating Partnership and other noncontrolling redeemable interests in properties	150,261	2,376	152,637	—	152,637	274,902
Series I 6% convertible perpetual preferred stock, 19,000,000 shares authorized, 7,603,537 and 7,590,264 issued and outstanding, respectively, at liquidation value	380,177	—	380,177	—	380,177	379,513
EQUITY:
Stockholders' equity
Capital Stock (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,786	—	45,786	—	45,786	46,032
Common stock, $.0001 par value, 400,004,000 shares authorized, 287,424,297 and 235,691,040 issued and outstanding, respectively	29	—	29	—	29	24
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	7,391,338	—	7,391,338	—	7,391,338	5,410,147
Accumulated deficit	(2,872,685)	—	(2,872,685)	—	(2,872,685)	(2,491,929)
Accumulated other comprehensive loss	(15,158)	—	(15,158)	—	(15,158)	(165,066)
Common stock held in treasury at cost, 4,123,116 and 4,379,396 shares, respectively	(176,885)	—	(176,885)	—	(176,885)	(186,210)

Total stockholders' equity	4,372,425	—	4,372,425	—	4,372,425	2,612,998
Noncontrolling interests	728,548	156,603	885,151	—	885,151	639,779

Total equity	5,100,973	156,603	5,257,576	—	5,257,576	3,252,777

Total liabilities and equity	$25,976,604	$(126,318)	$25,850,286	$7,063,221	$32,913,507	$30,331,940

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of September 30, 2009
(in thousands, except as noted)

        Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter and nine months ended September 30, 2009.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$139,189	$159,737	$271,329	$403,112
Income tax (benefit) expense of taxable REIT subsidiaries	(238)	972	(2,904)	1,576
Interest expense	257,881	239,955	728,360	702,207
Income from unconsolidated entities	(4,655)	(17,312)	(15,694)	(13,060)
Loss on extinguishment of debt	—	—	—	20,330

Operating Income	392,177	383,352	981,091	1,114,165
Impairment charge	—	—	140,478	—
Depreciation and amortization	250,151	235,915	758,173	700,575

NOI of consolidated Properties	$642,328	$619,267	$1,879,742	$1,814,740

Reconciliation of NOI of unconsolidated entities:
Net Income	$58,452	$67,007	$170,140	$118,444
Discontinued operations—Results of operations and gain on disposal or sale, net	—	—	—	(47)
Interest expense	221,166	243,569	661,586	727,279
Loss (income) from unconsolidated entities	3,170	(346)	2,383	3,783

Operating Income	282,788	310,230	834,109	849,459
Depreciation and amortization	194,727	192,787	580,215	572,256

NOI of unconsolidated entities	$477,515	$503,017	$1,414,324	$1,421,715

Total consolidated and unconsolidated NOI from continuing operations	$1,119,843	$1,122,284	$3,294,066	$3,236,455

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	—	—	—	47

Total NOI of the Simon Group Portfolio	$1,119,843	$1,122,284	$3,294,066	$3,236,502

Change in NOI from prior period	-0.2%	6.2%	1.8%	11.8%
Less: Joint venture partner's share of NOI	294,508	304,327	869,590	864,099

Simon Group's Share of NOI	$825,335	$817,957	$2,424,476	$2,372,403

Change in Simon Group's Share of NOI from prior period	0.9%	6.6%	2.2%	9.3%
NOI of Regional Malls that are Comparable Properties(1)	$633,706	$637,645	$1,876,581	$1,865,701

Change in NOI of Regional Malls that are Comparable Properties(1)	-0.6%		0.6%

NOI of Premium Outlet Centers that are Comparable Properties(1)	$119,227	$113,009	$336,385	$315,851

Change in NOI of Premium Outlet Centers that are Comparable Properties(1)	5.5%		6.5%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

 SIMON PROPERTY GROUP
NOI Composition(1)
For the Nine Months Ended September 30, 2009

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.4%
Texas	11.1%
California	10.1%
Massachusetts	7.1%
New York	7.1%
Georgia	5.2%
Indiana	4.8%
Nevada	4.7%
New Jersey	4.6%
Pennsylvania	4.5%

Top 10 Contributors by State	72.6%

NOI by Asset Type
Regional Malls	67.5%
Premium Outlet Centers	19.6%
The Mills	4.5%
International(2)	4.2%
Community/Lifestyle Centers	4.0%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
International includes eight Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the shopping centers in France, Italy, Poland, and China.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2009
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008
Consolidated Properties
Other Income
Interest Income	$7,420	$13,377	$20,538	$35,644
Lease Settlement Income	2,112	3,208	16,613	13,925
Gains on Land Sales	76	(419)	2,343	7,704
Other	26,819	25,229	76,997	73,049

Totals	$36,427	$41,395	$116,491	$130,322

Other Expense
Ground Rent	$7,940	$7,797	$23,591	$22,657
Professional Fees	4,404	4,961	12,311	12,310
Other	3,551	5,258	17,006	16,997

Totals	$15,895	$18,016	$52,908	$51,964

 SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of September 30, 2009

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Mall Stores	58,821,770	58,483,459	38.4%
Freestanding	4,390,474	1,864,726	1.2%
Anchors	95,774,071	25,534,591	16.9%

Regional Mall Total	158,986,315	85,882,776	56.5%
Premium Outlet Centers	17,090,798	16,920,588	11.1%
Community/Lifestyle Centers	20,735,337	14,201,484	9.3%
The Mills®	22,693,585	20,178,539	13.3%
Mills Regional Malls	17,412,293	8,581,709	5.7%
Mills Community Centers	1,013,702	962,148	0.6%

Mills Portfolio Total	41,119,580	29,722,396	19.6%
Office Portion of Retail	2,132,156	2,132,156	1.4%
Other(1)	4,856,049	3,262,228	2.1%

Total U.S. Properties	244,920,235	152,121,628	100.0%

(1)
Consists of ten other shopping centers and non-Premium outlet centers and four regional malls. These properties contribute 0.2% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of September 30, 2009

	As of or for the Nine Months Ended September 30,
	2009	2008
Total Number of Regional Malls	163	164
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	160.9	161.6
Occupancy(2)
Consolidated Assets	91.6%	92.9%
Unconsolidated Assets	90.9%	91.7%
Total Portfolio	91.4%	92.5%
Comparable sales per square foot(3)
Consolidated Assets	$418	$466
Unconsolidated Assets	$481	$553
Total Portfolio	$438	$493
Average rent per square foot(2)
Consolidated Assets	$38.51	$38.09
Unconsolidated Assets	$43.18	$41.58
Total Portfolio	$40.05	$39.26

Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
9/30/09	$40.05	2.0%
9/30/08	39.26
12/31/08	39.49	6.5%
12/31/07	37.09	4.8%
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%

Leasing Activity During the Period(2):

	Average Base Rent(4)		Amount of Change (Referred to as "Leasing Spread")
	Lease Openings	Store Closings/ Lease Expirations
2009 (YTD)	$42.27	$38.23	$4.04	10.6%
2008	45.74	37.72	8.02	21.3%
2007	44.76	39.12	5.64	14.4%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
For mall stores.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(4)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of September 30, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/09
Mall Stores & Freestanding
Month to Month Leases	525	1,376,164	$38.72
2009 (10/1 - 12/31)	285	548,237	$42.23
2010	2,126	6,180,242	$38.46
2011	2,415	6,305,316	$35.31
2012	1,816	5,827,496	$36.39
2013	1,487	4,341,547	$42.14
2014	1,407	4,408,557	$40.63
2015	1,209	4,302,916	$42.11
2016	1,322	3,822,662	$44.16
2017	1,306	4,374,811	$44.35
2018	1,177	4,550,063	$46.66
2019	849	3,324,488	$45.57
2020 and Thereafter	400	2,323,575	$34.61
Specialty Leasing Agreements w/ terms in excess of 12 months	1,221	2,975,964	$14.44
Anchor Tenants
Month to Month Leases	1	103,100	$3.50
2009 (10/1 - 12/31)	2	271,615	$4.63
2010	30	3,436,648	$2.85
2011	21	2,325,032	$4.04
2012	24	3,045,075	$3.87
2013	26	3,410,045	$4.72
2014	30	3,084,050	$4.81
2015	11	1,375,581	$3.81
2016	8	1,023,007	$3.70
2017	5	688,377	$2.78
2018	7	687,836	$7.16
2019	9	1,319,997	$3.91
2020 and Thereafter	28	2,737,983	$5.79

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of September 30, 2009

Top Mall Store Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	282	3,193	1.3%	2.2%
Limited Brands, Inc.	321	1,812	0.7%	2.0%
Abercrombie & Fitch Co.	232	1,668	0.7%	1.8%
Foot Locker, Inc.	399	1,547	0.6%	1.4%
Zale Corporation	324	318	0.1%	1.0%
Luxottica Group S.P.A	358	725	0.3%	1.0%
American Eagle Outfitters, Inc.	166	938	0.4%	0.9%
Express LLC	113	1,022	0.4%	0.9%
Sterling Jewelers, Inc.	205	316	0.1%	0.9%
Genesco, Inc.	364	504	0.2%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	150	26,864	11.0%	0.4%
Sears Roebuck & Co.	121	18,411	7.5%	0.2%
J.C. Penney Co., Inc.	112	16,068	6.6%	0.7%
Dillard's Dept. Stores	80	12,065	4.9%	0.1%
Nordstrom, Inc.	26	4,439	1.8%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Dick's Sporting Goods, Inc.	17	1,104	0.5%	0.3%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2009-2010

Property Name	Location	New Tenant	Former Tenant
Openings through September 30, 2009
Midland Park Mall	Midland, TX	Ulta	Party City
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's(2)
Plaza Carolina	Carolina (San Juan), PR	Tiendas Capri (relocated)	N/A
Prien Lake Mall	Lake Charles, LA	Kohl's	Macy's
University Park Mall	South Bend, IN	Barnes & Noble	Marshall Field's
Valle Vista Mall	Harlingen, TX	Forever 21	Mervyn's
Valley Mall	Harrisonburg, VA	Books-A-Million	N/A
Openings Projected for the Remainder of 2009
Plaza Carolina	Carolina (San Juan), PR	Best Buy	Tiendas Capri
Springfield Mall	Springfield, PA	Target	Macy's
Town Center at Cobb	Kennesaw (Atlanta), GA	JCPenney expansion	N/A
Openings Projected in 2010
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
Lehigh Valley Mall	Whitehall, PA	H. H. Gregg	Linens 'n Things
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's(2)
		Target	N/A
Tacoma Mall	Tacoma (Seattle), WA	Forever 21 & Specialty Shops	Nordstrom(3)

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(3)
Opened Nordstrom in a new location at this center in 2008; former Nordstrom store was recaptured for redevelopment.

 SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		775,281
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,678
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		791,943
4.	Fashion Valley	CA	San Diego	50.0%		1,723,128
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		865,129
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,245
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,148,870
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,364,356	(7)
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,194,079
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		882,172
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,225
12.	Crystal Mall	CT	Waterford	74.6%		782,829
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,099,584
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,117,396
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,100,050
16.	Coconut Point	FL	Estero	50.0%		1,196,183	(7)
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,189
18.	Cordova Mall	FL	Pensacola	100.0%		851,751
19.	Crystal River Mall	FL	Crystal River	100.0%		420,109
20.	Dadeland Mall	FL	Miami	50.0%		1,487,689
21.	DeSoto Square	FL	Bradenton	100.0%		677,490
22.	Edison Mall	FL	Fort Myers	100.0%		1,050,913
23.	Florida Mall, The	FL	Orlando	50.0%		1,703,158
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,642
25.	Indian River Mall	FL	Vero Beach	50.0%		737,007
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		559,101
27.	Melbourne Square	FL	Melbourne	100.0%		668,290
28.	Miami International Mall	FL	Miami	47.8%		1,071,329
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		955,024
30.	Paddock Mall	FL	Ocala	100.0%		554,060
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,723
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,876
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,429
34.	St. Johns Town Center	FL	Jacksonville	50.0%		1,222,579
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,735
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		878,213
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,778
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,420	(7)
39.	Lenox Square	GA	Atlanta	100.0%		1,544,371
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,795,009
41.	Northlake Mall	GA	Atlanta	100.0%		961,104
42.	Phipps Plaza	GA	Atlanta	100.0%		818,342
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,246,041
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		688,593
45.	NorthPark Mall	IA	Davenport	50.0%		1,073,101
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		796,725
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		889,428
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,382
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	530,011
50.	Northwoods Mall	IL	Peoria	100.0%		693,963
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,209,974

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
52.	River Oaks Center	IL	Calumet City (Chicago)		100.0%	1,356,961	(7)
53.	SouthPark Mall	IL	Moline		50.0%	1,017,098
54.	White Oaks Mall	IL	Springfield		80.7%	912,064
55.	Castleton Square	IN	Indianapolis		100.0%	1,381,321
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	735,922
57.	College Mall	IN	Bloomington		100.0%	636,563
58.	Eastland Mall	IN	Evansville		50.0%	867,201
59.	Fashion Mall at Keystone, The	IN	Indianapolis		100.0%	683,490
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)		100.0%	1,280,168
61.	Markland Mall	IN	Kokomo		100.0%	416,092
62.	Muncie Mall	IN	Muncie		100.0%	635,725
63.	Tippecanoe Mall	IN	Lafayette		100.0%	861,798
64.	University Park Mall	IN	Mishawaka		100.0%	922,632
65.	Washington Square	IN	Indianapolis		100.0%	963,226
66.	Towne East Square	KS	Wichita		100.0%	1,120,768
67.	Towne West Square	KS	Wichita		100.0%	942,069
68.	West Ridge Mall	KS	Topeka		100.0%	992,253
69.	Prien Lake Mall	LA	Lake Charles		100.0%	791,249
70.	Arsenal Mall	MA	Watertown (Boston)		100.0%	504,334	(7)
71.	Atrium Mall	MA	Chestnut Hill (Boston)		49.1%	205,102
72.	Auburn Mall	MA	Auburn		49.1%	588,330
73.	Burlington Mall	MA	Burlington (Boston)		100.0%	1,317,842
74.	Cape Cod Mall	MA	Hyannis		49.1%	722,595
75.	Copley Place	MA	Boston		98.1%	1,243,412	(7)
76.	Emerald Square	MA	North Attleboro (Providence, RI)		49.1%	1,022,540
77.	Greendale Mall	MA	Worcester (Boston)		49.1%	430,823	(7)
78.	Liberty Tree Mall	MA	Danvers (Boston)		49.1%	857,989
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)		47.2%	474,963
80.	Northshore Mall	MA	Peabody (Boston)		49.1%	1,549,195	(7)
81.	Solomon Pond Mall	MA	Marlborough (Boston)		49.1%	886,333
82.	South Shore Plaza	MA	Braintree (Boston)		100.0%	1,166,192
83.	Square One Mall	MA	Saugus (Boston)		49.1%	929,470
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)		100.0%	684,386
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)		100.0%	980,010
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,791
87.	Maplewood Mall	MN	St. Paul (Minneapolis)		100.0%	929,715
88.	Miller Hill Mall	MN	Duluth		100.0%	805,550
89.	Battlefield Mall	MO	Springfield		100.0%	1,198,728
90.	Independence Center	MO	Independence (Kansas City)		100.0%	1,032,630
91.	SouthPark	NC	Charlotte		100.0%	1,625,390
92.	Crossroads Mall	NE	Omaha		100.0%	677,320
93.	Mall at Rockingham Park, The	NH	Salem (Boston)		24.6%	1,020,039
94.	Mall of New Hampshire, The	NH	Manchester		49.1%	811,190
95.	Pheasant Lane Mall	NH	Nashua		(5)	869,693
96.	Brunswick Square	NJ	East Brunswick (New York)		100.0%	764,905
97.	Livingston Mall	NJ	Livingston (New York)		100.0%	984,599
98.	Menlo Park Mall	NJ	Edison (New York)		100.0%	1,323,338	(7)
99.	Ocean County Mall	NJ	Toms River (New York)		100.0%	889,856

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
100.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,673
101.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,243,625
102.	Cottonwood Mall	NM	Albuquerque	100.0%		1,040,700
103.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		635,738
104.	Chautauqua Mall	NY	Lakewood	100.0%		424,969
105.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		580,000
106.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,208,924	(7)
107.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,174
108.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,305
109.	Westchester, The	NY	White Plains (New York)	40.0%		827,393	(7)
110.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,234,675	(7)
111.	Lima Mall	OH	Lima	100.0%		737,559
112.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,016,179
113.	Southern Park Mall	OH	Youngstown	100.0%		1,190,173
114.	Summit Mall	OH	Akron	100.0%		770,401
115.	Upper Valley Mall	OH	Springfield	100.0%		739,469
116.	Penn Square Mall	OK	Oklahoma City	94.5%		1,051,267
117.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,051
118.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,276,810	(7)
119.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,032,821
120.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,615,116	(7)
121.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,168,719	(7)
122.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,147,469
123.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,318,669	(7)
124.	Ross Park Mall	PA	Pittsburgh	100.0%		1,208,143
125.	South Hills Village	PA	Pittsburgh	100.0%		1,135,079	(7)
126.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	589,057
127.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,077,443	(7)
128.	Anderson Mall	SC	Anderson	100.0%		671,781
129.	Haywood Mall	SC	Greenville	100.0%		1,231,091
130.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,074,085
131.	Rushmore Mall(2)	SD	Rapid City	50.0%		835,096
132.	Knoxville Center	TN	Knoxville	100.0%		978,027	(7)
133.	Oak Court Mall	TN	Memphis	100.0%		849,802	(7)
134.	West Town Mall	TN	Knoxville	50.0%		1,335,164
135.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,497
136.	Barton Creek Square	TX	Austin	100.0%		1,429,309
137.	Broadway Square	TX	Tyler	100.0%		628,103
138.	Cielo Vista Mall	TX	El Paso	100.0%		1,242,940
139.	Domain, The	TX	Austin	100.0%		642,898	(7)
140.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,004,223	(7)
141.	Galleria, The	TX	Houston	31.5%		2,298,390
142.	Highland Mall(2)	TX	Austin	50.0%		1,077,898
143.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,630
144.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,052
145.	La Plaza Mall	TX	McAllen	100.0%		1,199,643
146.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,944
147.	Longview Mall	TX	Longview	100.0%		638,605
148.	Midland Park Mall	TX	Midland	100.0%		617,638

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
149.	North East Mall	TX	Hurst (Dallas)	100.0%		1,661,096
150.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,469	(7)
151.	Sunland Park Mall	TX	El Paso	100.0%		917,642
152.	Valle Vista Mall	TX	Harlingen	100.0%		651,110
153.	Apple Blossom Mall	VA	Winchester	49.1%		439,942
154.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		570,053
155.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	792,748
156.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		988,842	(7)
157.	Valley Mall	VA	Harrisonburg	50.0%		506,333
158.	Virginia Center Commons	VA	Glen Allen	100.0%		785,100
159.	Columbia Center	WA	Kennewick	100.0%		768,430
160.	Northgate Mall	WA	Seattle	100.0%		1,058,542
161.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,249,241
162.	Bay Park Square	WI	Green Bay	100.0%		710,973
163.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall GLA					160,977,669

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Includes office space as follows:
Arsenal Mall—107,188 sq. ft.
Century III Mall—30,032 sq. ft.
Copley Place—867,601 sq. ft.
Coconut Point Town Center—1,325 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Firewheel Town Center—74,999 sq. ft.
Great Lakes Mall—2,051 sq. ft.
Greendale Mall—119,860 sq. ft.
Gwinnett Place—32,603 sq. ft.
King of Prussia Mall—13,646 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Menlo Park Mall—52,424 sq. ft.
Northshore Mall—12,367 sq. ft.
Knoxville Center—1,455 sq. ft.
Oak Court Mall—127,411 sq. ft.
Oxford Valley Mall—110,324 sq. ft.
Plaza Carolina—28,436 sq. ft.
River Oaks Center—116,912 sq. ft.
Rolling Oaks Mall—6,383 sq. ft.
Roosevelt Field—1,610 sq. ft.
South Hills Village—4,361 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of September 30, 2009

	As of or for the Nine Months Ended September 30,
	2009	2008
Total Number of U.S. Premium Outlet Centers	41	39
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	17.1	15.8
Occupancy(1)	97.5%	98.8%
Comparable sales per square foot(1)	$492	$515
Average base rent per square foot(1)	$32.95	$27.12
Average Base Rent Per Square Foot(1)	Total Center	% Change
9/30/09	$32.95	21.5%
9/30/08	27.12
12/31/08	27.65	7.7%
12/31/07	25.67	5.9%
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%

Leasing Activity During the Period(1):

	Average Base Rent(2)
	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2009 (YTD)	$38.12	$28.87	$9.25	32.0%
2008	38.07	25.59	12.48	48.8%
2007	31.43	23.64	7.79	33.0%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of September 30, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/09
Month to Month Leases	73	273,860	$29.70
2009 (10/1 - 12/31)	75	237,251	$29.47
2010	489	2,041,999	$27.20
2011	483	2,049,016	$27.11
2012	451	1,895,165	$28.63
2013	474	2,127,892	$29.21
2014	390	1,607,266	$29.12
2015	272	1,024,175	$32.98
2016	237	800,715	$37.53
2017	276	907,164	$37.53
2018	398	1,469,733	$46.92
2019	351	1,375,340	$43.48
2020 and Thereafter	142	538,594	$40.87
Specialty Leasing Agreements w/ terms in excess of 12 months	37	122,883	$11.42

(1)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of September 30, 2009

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	93	904	0.4%	0.7%
Phillips—Van Heusen Corporation	173	848	0.3%	0.7%
Adidas, Inc.	70	578	0.2%	0.5%
Nike, Inc.	92	716	0.3%	0.5%
Jones Retail Corporation	157	485	0.2%	0.4%
Coach, Inc.	38	190	0.1%	0.3%
The William Carter Company, Inc.	74	354	0.1%	0.3%
Tommy Hilfiger, Inc.	47	332	0.1%	0.3%
Brown Group Retail, Inc.	74	317	0.1%	0.3%
LCI Holdings, Inc.	64	397	0.2%	0.2%

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	633,207
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,870
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	502,256
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	296,034
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,889
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,870
7.	Napa Premium Outlets	CA	Napa	100.0%	179,386
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,956
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,287
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,166
11.	Orlando Premium Outlets	FL	Orlando	100.0%	549,434
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,557
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,084
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,527
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,340
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,784
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	635,995
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,771
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,563
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	392,501
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,981
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,718
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,382
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,260
26.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	468,611
27.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,681
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,746
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,737
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,225
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	326,519
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,816
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,070
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,446
35.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,580
36.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,528
37.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
38.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,862
39.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	517,700
40.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,761
41.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,594

	Total U.S. Premium Outlet Centers GLA				17,090,798

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of September 30, 2009

	As of or for the Nine Months Ended September 30,
	2009	2008
Total Number of Community/Lifestyle Centers	70	70
Total Community/Lifestyle Center GLA (in millions of square feet)	20.7	20.6
Occupancy(2)	88.9%	91.5%
Average rent per square foot(2)	$13.34	$13.00
Average Base Rent Per Square Foot(2)	Total Center	% Change
9/30/09	$13.34	2.6%
9/30/08	13.00
12/31/08	13.25	6.6%
12/31/07	12.43	5.2%
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%

Leasing Activity During the Period(2):

	Average Base Rent(3)
	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2009 (YTD)	$13.80	$14.48	$(0.68)	-4.7%
2008	14.77	13.10	1.67	12.7%
2007	18.43	14.56	3.87	26.6%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of September 30, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/09
Month to Month Leases	38	140,531	$16.08
2009 (10/1–12/31)	22	80,036	$19.07
2010	241	1,286,690	$14.89
2011	269	1,520,734	$12.74
2012	196	1,257,105	$12.64
2013	221	1,449,648	$13.87
2014	150	1,553,993	$11.26
2015	95	1,184,195	$13.65
2016	67	858,317	$12.77
2017	66	1,053,522	$12.56
2018	98	1,041,206	$15.05
2019	65	692,867	$17.33
2020 and Thereafter	50	990,857	$13.41
Specialty Leasing Agreements w/ terms in excess of 12 months	11	134,928	$1.74

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of September 30, 2009

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	13	1,752	0.7%	0.0%
Wal-Mart Stores, Inc.	8	969	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	20	866	0.4%	0.2%
TJX Companies, Inc.	19	613	0.3%	0.2%
Retail Ventures, Inc.	12	478	0.2%	0.1%
Toys R Us, Inc.	11	442	0.2%	0.1%
Bed Bath & Beyond, Inc.	14	423	0.2%	0.1%
Dick's Sporting Goods, Inc.	8	389	0.2%	0.1%
Burlington Coat Factory	6	374	0.2%	0.1%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(3)	334,885
2.	Gaitway Plaza	FL	Ocala	23.3	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,321
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		815,805
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	35.0	%(3)	199,059
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,678
9.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,612
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	35.0	%(3)	278,970
15.	Forest Plaza	IL	Rockford	100.0%		428,039
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,843
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.0	%(3)	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%		38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,694
25.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		662,953
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Plaza	IN	Muncie	100.0%		172,621
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
33.	Teal Plaza	IN	Lafayette	100.0%		101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
35.	University Center	IN	Mishawaka	100.0%		150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(3)	549,623
37.	Washington Plaza	IN	Indianapolis	100.0%		50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		254,519
39.	Park Plaza	KY	Hopkinsville	100.0%		118,979
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,873
41.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(3)	369,501
43.	Dare Centre	NC	Kill Devil Hills	100.0%		168,798
44.	MacGregor Village	NC	Cary	100.0%		143,969
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,667
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		149,570
47.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,266

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Cobblestone Court	NY	Victor	35.0	%(3)	265,477
49.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,104
50.	Lima Center	OH	Lima	100.0%		236,878
51.	Eastland Plaza	OK	Tulsa	100.0%		190,261
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
53.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,383
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
55.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,566
56.	Charles Towne Square	SC	Charleston	100.0%		71,794
57.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
58.	Knoxville Commons	TN	Knoxville	100.0%		180,508
59.	Arboretum at Great Hills	TX	Austin	100.0%		206,827
60.	Gateway Shopping Center	TX	Austin	100.0%		513,047
61.	Ingram Plaza	TX	San Antonio	100.0%		111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
63.	Palms Crossing	TX	McAllen	100.0%		337,249
64.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
65.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
66.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		364,782
67.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,458
68.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
69.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	254,271
70.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,735,337

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

 SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of September 30, 2009

	As of or for the Nine Months Ended September 30,
	2009	2008
The Mills®
Total Number of The Mills®	16	16
Total GLA (in millions of square feet)	22.7	22.8
Occupancy(1)	92.4%	94.4%
Comparable sales per square foot(2)	$369	$378
Average base rent per square foot(1)	$19.66	$19.46
Mills Regional Malls(3)
Total Number of Regional Malls	16	16
Total GLA (in millions of square feet)	17.6	17.6
Occupancy(4)	88.9%	87.6%
Comparable sales per square foot(2)	$388	$442
Average rent per square foot(4)	$35.64	$37.19
Mills Community Centers
Total Number of Community Centers	4	4
Total GLA (in millions of square feet)	1.0	1.0
Occupancy(1)	94.2%	97.8%
Average rent per square foot(1)	$11.48	$11.42

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(4)
For mall stores.

 SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	SPG Share of Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,244,561
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,292,123
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,098,095
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,333,773
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,183,069
6.	Franklin Mills	PA	Philadelphia	50.0%		1,715,579
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,776,834
8.	Great Mall	CA	Milpitas (San Jose)	24.5	%(1)	1,352,076
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,810,798
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,882
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,476,857
12.	Opry Mills	TN	Nashville	24.5	%(1)	1,159,275
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,550,275
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,247,813
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,176,447
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		721,128

	Subtotal The Mills®					22,693,585
	Regional Malls(3)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		970,415
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0	%(1)	2,381,533	(2)
19.	Dover Mall	DE	Dover	34.1%		885,906
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		899,397
21.	Falls, The	FL	Miami	25.0%		806,479
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		864,299
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,077,588
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,045,383
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,107,687
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,068,918
27.	Meadowood Mall	NV	Reno	25.0%		876,654	(2)
28.	Northpark Mall	MS	Ridgeland	50.0%		955,782
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		761,049
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,338,666	(2)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,211,843
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,301,496

	Subtotal Regional Malls					17,553,095
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,139
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,267

	Subtotal Community Centers					1,013,702

	Total Mills Properties					41,260,382

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space as follows:

Del Amo Fashion Center—114,494 sq. ft.

Meadowood Mall—6,013 sq. ft.

Southdale Center—20,295 sq. ft.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

 SIMON PROPERTY GROUP
International Operational Information(1)
As of September 30, 2009

	As of or for the Nine Months Ended September 30,
	2009	2008
European Shopping Centers
Total Number of Shopping Centers	51	52
Total GLA (in millions of square feet)	13.4	13.5
Occupancy	95.8%	98.1%
Comparable sales per square foot	€406	€429
Average rent per square foot	€31.66	€30.11
International Premium Outlets—Japan
Total Number of Premium Outlets	8	6
Total GLA (in millions of square feet)	2.2	1.9
Occupancy	99.7%	98.9%
Comparable sales per square foot	¥93,930	¥94,387
Average base rent per square foot	¥4,711	¥4,651

(1)
Does not include Premium Outlets Punta Norte in Mexico, Yeoju Premium Outlets in South Korea and three shopping centers in China.

 SIMON PROPERTY GROUP
International Property Listing

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		576,800
2.	Bay 1	Torcy (Paris)	50.0%		348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		173,100
4.	Villabé A6	Villabé (Paris)	7.5%		284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		254,700

	Subtotal France				1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		547,800
11.	Modugno	Modugno (Bari)	49.0%		143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
	Monza:
26.	Monza	Monza	49.0	%(3)	211,700

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	Naples (Napoli):
27.	Giugliano	Giugliano (Napoli)	49.0	%(5)	754,500
28.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	192,900
29.	Pompei	Pompei (Napoli)	49.0%		91,400
30.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
	Olbia:
31.	Olbia	Olbia	49.0	%(3)	207,600
	Padova:
32.	Padova	Padova	49.0%		105,800
	Palermo:
33.	Palermo	Palermo	49.0%		82,900
	Pesaro:
34.	Fano	Fano (Pesaro)	49.0%		112,300
	Pescara:
35.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
36.	Pescara	Pescara	49.0%		161,500
	Piacenza:
37.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
	Rome (Roma):
38.	Casalbertone	Roma	49.0	%(3)	147,600
39.	Collatina	Collatina (Roma)	49.0%		63,600
40.	Porta Di Roma	Roma	19.6%		1,255,400
	Sassari:
41.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	233,700
	Taranto:
42.	Taranto	Taranto	49.0%		201,700
	Turin (Torino):
43.	Cuneo	Cuneo (Torino)	49.0%		282,200
44.	Rivoli	Rivoli (Torino)	49.0	%(3)	94,100
45.	Torino	Torino	49.0%		171,800
46.	Venaria	Venaria (Torino)	49.0%		165,600
	Venice (Venezia):
47.	Mestre	Mestre (Venezia)	49.0%		246,700
	Verona:
48.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	164,600
	Vicenza:
49.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy				10,394,600

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)	Total Gross Leasable Area(1)
	POLAND
50.	Arkadia Shopping Center	Warsaw	50.0%	1,103,000
51.	Wilenska Station Shopping Center	Warsaw	50.0%	308,600

	Subtotal Poland			1,411,600
	JAPAN
52.	Ami Premium Outlets	Ami (Tokyo)	40.0%	226,700
53.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	479,000
54.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	193,500
55.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	320,600
56.	Sano Premium Outlets	Sano (Tokyo)	40.0%	389,900
57.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
58.	Toki Premium Outlets	Toki (Nagoya)	40.0%	230,300
59.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	239,900

	Subtotal Japan			2,244,100
	MEXICO
60.	Premium Outlets Punta Norte	Mexico City	50.0%	244,200

	Subtotal Mexico			244,200
	SOUTH KOREA
61.	Yeoju Premium Outlets	Seoul	50.0%	249,900

	Subtotal South Korea			249,900
	CHINA
62.	In City Plaza Changshu	Changshu	32.5%	481,400
63.	In City Plaza Suzhou	Suzhou	32.5%	768,700
64.	In City Plaza Zhengzhou	Zhengzhou	32.5%	467,600

	Subtotal China			1,717,700

	TOTAL INTERNATIONAL ASSETS			17,899,900

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
Gallerie Commerciali Italia owns 100% of the shopping gallery at this center which consists of 177,600 sf of leaseable area. In addition, Galleria Commerciali Italia owns a 40% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Nine Months Ended September 30, 2009
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$128,035	$175,185	$74,961
Redevelopment projects with incremental
GLA and/or anchor replacement	78,116	83,332	37,211
Renovations with no incremental GLA	17,410	—	—
Tenant allowances:
Retail	22,227	16,253	6,540
Office	1,811	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	11,085	18,066	7,478
Non-CAM expenditures	5,579	15,919	7,114

Totals	$264,263	$308,755	$133,304

Plus (Less): Conversion from accrual to cash basis	48,861	14,497

Capital Expenditures for the Nine Months Ended 9/30/09(2)	$313,124	$323,252

Capital Expenditures for the Six Months Ended 9/30/08(2)	$668,239	$592,429

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

 SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview and Construction-in-Progress
As of September 30, 2009

								Construction-in-Progress
										Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/ Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties		Total	The Company's Share
Significant Redevelopment and Expansion Projects with Incremental GLA
Domain, The (Phase II)	600,000 square foot expansion of upscale main street center	100%	10/09 (Dick's)	$164	$141	$141	7%	$121.0		—	—
Austin, TX	anchored by Dillard's, Dick's Sporting Goods and Village Road Show Theaters		2/10 (All other)
Florida Mall, The Orlando, FL	Redevelopment of former Lord & Taylor building and addition of Forever 21, H&M and Zara in open-air component	50%	11/09	$17	$17	$9	14%	—		$13.3	$6.6
South Shore Plaza	Addition of Nordstrom, Target and 146,000 square feet of small	100%	3/10 (Nord/shops)	$129	$129	$129	11%	$86.4		—	—
Braintree (Boston), MA	shops		10/10 (Target)
Anchor/Big Box Activity
Plaza Carolina	Relocation of Tiendas Capri and addition of Best Buy	100%	4/09 (Tiendas)	$12	$12	$12	9%	$5.1	(6)	—	—
Carolina (San Juan), PR			10/09 (Best Buy)
Other Projects
Domain, The (Phase II)(4) Austin, TX	Addition of residential component (411 units)	50%	11/09
Domain, The(4) Austin, TX	Addition of The Westin (340 rooms)	50%	3/10
	Subtotal Other Projects			$120	$118	$59	10%	—		$68.1	$34.1
Miscellaneous								$14.1		$12.1	$6.4

Total Construction in Progress(5)								$226.6		$93.5	$47.1

(1)
Does not include the Mills portfolio in which we acquired an interest on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual costs may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Construction loan in place which will fund remaining project costs.

(5)
Does not include our international properties.

(6)
Does not include $5.6 million in costs transferred to fixed asset account.

 SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of September 30, 2009

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy(1)	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	March 2010	€64
Catania—Sicily, Italy(1)	642,000 square foot center anchored by a hypermarket with approximately 120 shops	Auchan	24.0%	April 2010	€157
Asia:
Hangzhou, China(1)	312,000 square foot center anchored by a hypermarket and theater with approximately 95 shops	Wal-Mart, Sephora, Vero Moda, C&A, Esprit, KFC, Levi's	32.5%	December 2009	CNY 506
Expansions:
Kobe-Sanda Premium Outlets—Kobe, Japan(1)	176,000 square foot phase II expansion		40.0%	December 2009	JPY 7,605

*
Cost is based upon current budget assumptions. Actual costs may vary.

(1)
Construction loan in place which will fund remaining budgeted project costs.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of September 30, 2009
(In thousands)

Year	Our Share of Secured Consolidated Debt	Our Share of Unsecured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Total Debt
2009	162,008	—	262,349	424,357
2010	1,190,656	1,100,000	782,810	3,073,466
2011	533,452	1,906,150	715,069	3,154,671
2012	1,396,757	1,450,000	1,157,062	4,003,819
2013	917,575	1,125,000	600,521	2,643,096
2014	778,480	1,800,000	880,771	3,459,251
2015	11,674	1,200,000	664,590	1,876,264
2016	678,716	1,300,000	595,388	2,574,104
2017	574,738	500,000	852,506	1,927,244
2018	3,520	1,000,000	8,609	1,012,129
Thereafter	101,095	650,000	120,843	871,938

Face Amounts of Indebtedness	$6,348,671	$12,031,150	$6,640,518	$25,020,339
Premiums (Discounts) on Indebtedness, Net	10,780	1,559	8,650	20,989
Fair Value of Interest Rate Swaps Agreements	—	—	—	—

Our Share of Total Indebtedness	$6,359,451	$12,032,709	$6,649,168	$25,041,328

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	46%	Yes
Total Secured Debt to Total Assets	≤50%	24%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.5x	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	238%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2009
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,290,297	$5,017,377	6.21%	4.1
Floating Rate Debt	1,335,000	1,331,294	1.27%	2.4

Total Mortgage Debt	6,625,297	6,348,671	5.17%	3.7
Unsecured Debt
Fixed Rate	11,575,000	11,575,000	6.06%	4.7
Revolving Credit Facility—US Tranche	0	0	0.62%	1.3
Revolving Credit Facility—Yen Currency	246,030	246,030	0.55%	1.3
Revolving Credit Facility—Euro Currency	210,120	210,120	0.81%	1.3

Total Revolving Credit Facility	456,151	456,150	0.67%	1.3
Total Unsecured Debt	12,031,151	12,031,150	5.85%	4.5
Premium	52,040	51,706
Discount	(39,367)	(39,367)

Consolidated Mortgages and Other Indebtedness(2)	$18,669,121	$18,392,160	5.62%	4.3

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,884,109	$5,468,389	5.62%	4.5
Floating Rate Debt (Hedged)(1)	1,031,350	369,772	1.93%	1.5
Floating Rate Debt	1,739,278	752,357	1.59%	4.1

Total Mortgage Debt	16,654,737	6,590,518	4.95%	4.3
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	26.5
Premium	19,916	9,603
Discount	(1,916)	(953)

Joint Venture Mortgages and Other Indebtedness	$16,772,737	$6,649,168	4.97%	4.5

Our Share of Total Indebtedness		$25,041,328	5.45%	4.3
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	90.3%	16,604,716	6.10%	4.5
Variable	9.7%	1,787,444	1.12%	2.1

	100.0%	18,392,160	5.62%	4.3
Joint Venture
Fixed	83.1%	5,527,039	5.63%	4.7
Variable	16.9%	1,122,129	1.71%	3.3

	100.0%	$6,649,168	4.97%	4.5

Total Debt		25,041,328

Total Fixed Debt	88.4%	22,131,755	5.99%	4.5

Total Variable Debt	11.6%	2,909,573	1.35%	2.6

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Bloomingdale Court	(7)	11/01/09		7.78%	Fixed	Secured		26,200	26,200
Forest Plaza	(7)	11/01/09		7.78%	Fixed	Secured		14,370	14,370
Lake View Plaza	(7)	11/01/09		7.78%	Fixed	Secured		19,102	19,102
Lakeline Plaza	(7)	11/01/09		7.78%	Fixed	Secured		20,943	20,943
Lincoln Crossing	(7)	11/01/09		7.78%	Fixed	Secured		2,892	2,892
Matteson Plaza	(7)	11/01/09		7.78%	Fixed	Secured		8,411	8,411
Muncie Plaza	(7)	11/01/09		7.78%	Fixed	Secured		7,272	7,272
Regency Plaza	(7)	11/01/09		7.78%	Fixed	Secured		3,944	3,944
St. Charles Towne Plaza	(7)	11/01/09		7.78%	Fixed	Secured		25,236	25,236
West Ridge Plaza	(7)	11/01/09		7.78%	Fixed	Secured		5,082	5,082
White Oaks Plaza	(7)	11/01/09		7.78%	Fixed	Secured		15,509	15,509
Simon Property Group, LP (Sr. Notes)		03/18/10		4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10		4.60%	Fixed	Unsecured		400,000	400,000
Mall of Georgia		07/01/10		7.09%	Fixed	Secured		182,538	182,538
University Park Mall	(2)	07/09/10		1.10%	Variable	Secured		100,000	100,000
SB Trolley Square Holding		08/01/10		9.03%	Fixed	Secured		27,538	27,538
Copley Place	(2)	08/01/10		0.90%	Variable	Secured		200,000	196,294
Simon Property Group, LP (Sr. Notes)		08/15/10		4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured		82,045	79,764
Crystal River		11/11/10	(21)	7.63%	Fixed	Secured		14,739	14,739
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured		517,725	517,725
Port Charlotte Town Center		12/11/10	(21)	7.98%	Fixed	Secured		50,574	40,459
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured		72,700	47,248
Revolving Credit Facility-USD	(2)	01/11/11		0.62%	Variable	Unsecured		0	0
Revolving Credit Facility—Yen Currency	(2)	01/11/11		0.55%	Variable	Unsecured	(13)	246,030	246,030
Revolving Credit Facility—Euro Currency	(2)	01/11/11		0.81%	Variable	Unsecured	(14)	210,120	210,120
Simon Property Group, LP (Sr. Notes)		01/20/11		7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11		8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11		5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11		6.94%	Fixed	Secured		14,431	10,963
Ingram Park Mall	(6)	08/11/11		6.99%	Fixed	Secured		76,220	76,220
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured		57,719	57,719
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured		66,584	66,584

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Towne West Square	(6)	08/11/11	6.99%	Fixed	Secured	49,892	49,892
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured	600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11	7.00%	Fixed	Secured	121,006	121,006
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured	600,000	600,000
Secured Term Loan	(2)	03/05/12	0.95%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured	400,000	400,000
Gwinnett Place		06/08/12	5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12	5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured	100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured	27,395	27,395
Century III Mall	(4)	10/10/12	6.20%	Fixed	Secured	80,868	80,868
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	40,617	40,617
Forest Mall	(5)	10/10/12	6.20%	Fixed	Secured	16,264	16,264
Highland Lakes Center	(4)	10/10/12	6.20%	Fixed	Secured	14,992	14,992
Longview Mall	(4)	10/10/12	6.20%	Fixed	Secured	30,439	30,439
Markland Mall	(5)	10/10/12	6.20%	Fixed	Secured	21,535	21,535
Midland Park Mall	(5)	10/10/12	6.20%	Fixed	Secured	31,439	31,439
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	50,725	50,725
Richmond Towne Square	(5)	10/10/12	6.20%	Fixed	Secured	44,159	44,159
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(9)	03/10/13	9.10%	Fixed	Secured	2,647	2,647
The Factory Shoppes at Branson Meadows	(9)	03/10/13	9.10%	Fixed	Secured	9,054	9,054
MacGregor Village	(9)	03/10/13	9.10%	Fixed	Secured	6,520	6,520
Factory Stores of America—Georgetown	(9)	03/10/13	9.10%	Fixed	Secured	6,275	6,275
Factory Stores of America—Graceville	(9)	03/10/13	9.10%	Fixed	Secured	1,864	1,864
Dare Centre	(9)	03/10/13	9.10%	Fixed	Secured	1,621	1,621
Factory Stores of America—Lebanon	(9)	03/10/13	9.10%	Fixed	Secured	1,568	1,568
Factory Stores of America—Nebraska City	(9)	03/10/13	9.10%	Fixed	Secured	1,471	1,471
North Ridge Shopping Center	(9)	03/10/13	9.10%	Fixed	Secured	7,963	7,963
Factory Stores of America—Story City	(9)	03/10/13	9.10%	Fixed	Secured	1,820	1,820
Carolina Premium Outlets—Smithfield	(9)	03/10/13	9.10%	Fixed	Secured	19,468	19,468

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	52,887	52,887
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	700,000	700,000
Stanford Shopping Center	(2)	07/01/13		2.40%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	93,206	93,206
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured	72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Texas Lifestyle Center Secured Loan	(2)	09/23/13		3.85%	Fixed	Secured	260,000	260,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	28,530	9,015
Montgomery Mall		05/11/14	(21)	5.17%	Fixed	Secured	88,231	52,939
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	1,100,000	1,100,000
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	89,799	89,799
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	99,597	99,597
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	22,993	22,993
Desoto Square		07/01/14		5.89%	Fixed	Secured	64,043	64,043
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured	47,822	47,822
Washington Square		07/01/14		5.94%	Fixed	Secured	29,908	29,908
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	68,593	68,593
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	70,180	52,635
Brunswick Square		08/11/14		5.65%	Fixed	Secured	82,556	82,556
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,978	1,499
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	99,643	94,159
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP Office		05/05/16		8.20%	Fixed	Secured	1,003	1,003
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
Greenwood Park Mall		08/01/16		8.00%	Fixed	Secured	79,946	79,946

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
South Park Mall	08/01/16	8.00%	Fixed	Secured	197,867	197,867
Walt Whitman Mall	08/01/16	8.00%	Fixed	Secured	121,918	121,918
White Oaks Mall	11/01/16	5.54%	Fixed	Secured	50,000	40,339
Simon Property Group, LP (Sr. Notes)	12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)	03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria	04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall	05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall	06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center	07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall	10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)	05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)	06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)	04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall	04/05/19	7.79%	Fixed	Secured	97,154	91,779
Sunland Park Mall	01/01/26	8.63%	Fixed	Secured	33,067	33,067

Total Consolidated Indebtedness at Face Value					18,656,448	18,379,821

Premium on Fixed-Rate Indebtedness					52,040	51,706
Discount on Fixed-Rate Indebtedness					(39,367)	(39,367)

Total Consolidated Indebtedness					18,669,121	18,392,160

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness
Hyatt Coconut Point	(7)	10/26/09		6.00%	Variable	Secured		14,014		7,007
Toki Premium Outlets—Variable	(7)	10/30/09		0.93%	Variable	Secured	(12)	9,781		3,912
Falls, The	(7)	11/01/09		4.52%	Fixed	Secured		148,200		37,050
Stoneridge Shopping Center	(7)	11/01/09		3.26%	Fixed	Secured		293,800		73,450
Briarwood Mall—1	(7)	11/01/09		4.45%	Fixed	Secured		192,402		48,101
Meadowood Mall	(22)	11/09/09		1.12%	Variable	Secured		182,000		45,500
Colorado Mills	(16)(23)	11/12/09		6.12%	Fixed	Secured		170,000	(19)	31,875
Mall at Chestnut Hill		02/01/10		8.45%	Fixed	Secured		13,561		6,404
Southdale Center		04/01/10		5.18%	Fixed	Secured		186,550		93,275
Cobblestone Court		04/16/10		1.25%	Variable	Secured		2,642	(19)	132
Shops at Sunset Place, The	(2)	05/09/10		2.43%	Variable	Secured		82,044		30,767
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000		200,000
Lakeforest Mall		07/08/10		4.90%	Fixed	Secured		141,050		35,263
Coddingtown Mall		07/14/10		1.40%	Variable	Secured		15,500		15,500
Lehigh Valley Mall	(2)	08/09/10		0.81%	Variable	Secured		150,000		56,415
Apple Blossom Mall		09/10/10		7.99%	Fixed	Secured		36,663		18,015
Auburn Mall		09/10/10		7.99%	Fixed	Secured		42,923		21,091
Arizona Mills		10/05/10		7.90%	Fixed	Secured		132,611		33,153
Net Leases I		10/10/10		7.96%	Fixed	Secured		26,501		13,250
Springfield Mall	(2)	12/01/10		1.35%	Variable	Secured		72,300		27,467
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		244,120		122,060
Galleria Commerciali Italia—Catania		12/17/10		1.49%	Variable	Secured	(10)	77,762		38,103
SouthPark Residential	(2)	12/31/10		1.65%	Variable	Secured		41,287		16,515
Atrium at Chestnut Hill		03/11/11	(21)	6.89%	Fixed	Secured		44,025		21,633
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		89,390		43,924
Bay 1 (Torcy)—Fixed		05/31/11		4.15%	Fixed	Secured	(11)	18,339		9,170
Bay 1 (Torcy)—Variable		05/31/11		1.45%	Variable	Secured	(11)	2,189		1,095
Bay 2 (Torcy)—Fixed		06/30/11		4.24%	Fixed	Secured	(11)	67,850		33,925
Bay 2 (Torcy)—Variable		06/30/11		1.45%	Variable	Secured	(11)	8,735		4,368
Highland Mall		07/10/11		6.83%	Fixed	Secured		63,980		31,990
Seminole Towne Center	(2)	08/09/11		3.25%	Variable	Secured		69,785	(19)	9,072

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Villabe A6—Bel'Est—Fixed		08/31/11		6.15%	Fixed	Secured	(11)	10,411		5,206
Villabe A6—Bel'Est—Variable		08/31/11		1.45%	Variable	Secured	(11)	2,386		1,193
Wilenska Station Shopping Center—Fixed		08/31/11		5.05%	Fixed	Secured	(11)	27,931		13,966
Wilenska Station Shopping Center—Variable		08/31/11		2.15%	Variable	Secured	(11)	15,751		7,876
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		150,040		63,767
Denver West Village		10/01/11		8.15%	Fixed	Secured		21,918		4,110
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured	(12)	10,004		4,002
Domain Residential Building P	(2)	11/07/11		2.25%	Variable	Secured		3,442		1,721
Shops at Riverside, The	(2)	11/14/11		1.05%	Variable	Secured		150,000		75,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured		23,700	(19)	2,382
Discover Mills—2		12/11/11		6.08%	Fixed	Secured		135,000	(19)	13,568
Galleria Commerciali Italia—Facility A	(2)	12/22/11		5.37%	Fixed	Secured	(10)	341,876		167,519
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured	(10)	338,607		165,917
St. Louis Mills		01/08/12		6.39%	Fixed	Secured		90,000		26,829
Tosu Premium Outlets—Variable		01/31/12		0.68%	Variable	Secured	(12)	11,337		4,535
Dover Mall & Commons	(2)(3)	02/01/12		2.20%	Variable	Secured		83,756		28,515
Esplanade, The	(2)(3)	02/01/12		2.20%	Variable	Secured		75,136		37,568
Galleria at White Plains	(2)(3)	02/01/12		2.20%	Variable	Secured		125,566		62,783
Northpark Mall—Mills	(2)(3)	02/01/12		2.20%	Variable	Secured		105,543		52,772
Dadeland Mall		02/11/12	(21)	6.75%	Fixed	Secured		181,410		90,705
Square One		03/11/12		6.73%	Fixed	Secured		86,335		42,423
Southridge Mall		04/01/12		5.23%	Fixed	Secured		124,000		62,000
Hamilton Town Center	(2)	05/29/12		1.85%	Variable	Secured		95,283		47,642
Arkadia Shopping Center		05/31/12		4.68%	Fixed	Secured	(11)	149,272		74,636
Arkadia Shopping Center—2		05/31/12		6.73%	Fixed	Secured	(11)	172,696		86,348
Gotemba Premium Outlets—Variable		05/31/12		0.68%	Variable	Secured	(12)	8,836		3,534
Mills Senior Loan Facility	(2)	06/07/12		1.50%	Variable	Secured		685,000		342,500
Marley Station		07/01/12		4.89%	Fixed	Secured		114,400		28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured		64,350		16,088
Crystal Mall		09/11/12	(21)	5.62%	Fixed	Secured		95,072		70,894
Fashion Centre Pentagon Office	(2)	10/01/12		4.75%	Variable	Secured		40,000		17,000
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured		164,742		32,537
Katy Mills		01/09/13		6.69%	Fixed	Secured		144,184		18,023
Del Amo	(2)	01/23/13		1.75%	Variable	Secured		335,000		83,750
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		130,139		63,947

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Avenues, The		04/01/13		5.29%	Fixed	Secured		71,671	(19)	10,751
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		71,760	(19)	2,870
Domain Residential Phase II	(2)	07/22/13		2.25%	Variable	Secured		22,812		11,406
Solomon Pond		08/01/13		3.97%	Fixed	Secured		107,730		52,936
Tosu Premium Outlets—Fixed		08/24/13		1.49%	Fixed	Secured	(12)	8,466		3,386
Miami International Mall		10/01/13		5.35%	Fixed	Secured		93,597		44,717
Fashion Valley Mall		10/09/13		2.25%	Variable	Secured		325,000		162,500
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000		17,198
Domain Westin		10/15/13		2.20%	Variable	Secured		12,523		6,262
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured	(10)	39,398		19,305
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured	(10)	37,294		18,274
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured	(10)	15,847		7,765
Mall at Tuttle Crossing		11/05/13		5.05%	Fixed	Secured		115,055		28,764
Ontario Mills	(2)(16)	12/05/13		5.13%	Fixed	Secured		75,000		18,750
Arundel Marketplace		01/01/14		5.92%	Fixed	Secured		11,460		3,398
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.49%	Fixed	Secured	(12)	23,986		9,594
Kobe Sanda Premium Outlets—Variable		01/31/14		0.95%	Variable	Secured	(12)	26,231		10,492
Concord Marketplace		02/01/14		5.76%	Fixed	Secured		13,328		6,664
Northshore Mall		03/11/14	(21)	5.03%	Fixed	Secured		202,450		99,479
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured		820,000		410,000
Arundel Mills		08/01/14		6.14%	Fixed	Secured		385,000		114,056
Grapevine Mills	(2)(16)	09/22/14		5.90%	Fixed	Secured		270,000		80,001
Block at Orange		10/01/14		6.25%	Fixed	Secured		220,000		55,000
Opry Mills		10/10/14		6.16%	Fixed	Secured		280,000		68,600
Gotemba Premium Outlets—Fixed		10/25/14		1.54%	Fixed	Secured	(12)	72,913		29,165
Indian River Commons		11/01/14		5.21%	Fixed	Secured		9,645		4,823
Indian River Mall		11/01/14		5.21%	Fixed	Secured		65,355		32,678
Rinku Premium Outlets		11/25/14		1.84%	Fixed	Secured	(12)	34,190		13,676
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured		170,000		85,000
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15		5.38%	Fixed	Secured	(10)	109,549		53,679
Galleria Commerciali Italia—Cinisello—Variable		03/31/15		1.50%	Variable	Secured	(10)	76,134		37,306
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured		77,500		38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured		13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured		24,800	(19)	0

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Ridgewood Court		07/01/15	4.60%	Fixed	Secured		14,650	(19)	733
Village Park Plaza		07/01/15	4.60%	Fixed	Secured		29,850	(19)	3,582
West Town Corners		07/01/15	4.60%	Fixed	Secured		18,800	(19)	0
Great Mall of the Bay Area	(2)	08/28/15	6.01%	Fixed	Secured		270,000		66,150
Clay Terrace		10/01/15	5.08%	Fixed	Secured		115,000		57,500
Mall of New Hampshire		10/05/15	6.23%	Fixed	Secured		135,230		66,449
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured		643,583		202,632
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured		177,417		55,860
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured		180,000		45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured		19,036		7,232
Eastland Mall		06/01/16	5.79%	Fixed	Secured		168,000		84,000
Empire Mall		06/01/16	5.79%	Fixed	Secured		176,300		88,150
Granite Run Mall		06/01/16	5.83%	Fixed	Secured		117,010		58,505
Mesa Mall		06/01/16	5.79%	Fixed	Secured		87,250		43,625
Rushmore Mall		06/01/16	5.79%	Fixed	Secured		94,000		47,000
Southern Hills Mall		06/01/16	5.79%	Fixed	Secured		101,500		50,750
Valley Mall		06/01/16	5.83%	Fixed	Secured		45,560		22,780
Greendale Mall		10/01/16	6.00%	Fixed	Secured		45,000		22,112
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured		22,949		11,475
Coconut Point		12/10/16	5.83%	Fixed	Secured		230,000		115,000
King of Prussia Mall—1		01/01/17	7.49%	Fixed	Secured		130,428		16,108
King of Prussia Mall—2		01/01/17	8.53%	Fixed	Secured		9,164		1,132
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured		260,000		63,879
Liberty Plaza		06/01/17	5.68%	Fixed	Secured		43,000		21,500
Franklin Mills		06/01/17	5.65%	Fixed	Secured		290,000		145,000
Gurnee Mills		07/01/17	5.77%	Fixed	Secured		321,000		160,500
Potomac Mills		07/11/17	5.83%	Fixed	Secured		410,000		205,000
West Town Mall		12/01/17	6.34%	Fixed	Secured		210,000		105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured		430,000		143,333
Sano Premium Outlets		05/31/18	0.57%	Variable	Secured	(12)	54,633		21,853
Zhengzhou		09/01/18	6.53%	Fixed	Secured	(15)	42,514		13,817
Hangzhou		10/01/18	6.53%	Fixed	Secured	(15)	36,650		11,911
Sendai Premium Outlets		10/31/18	0.53%	Variable	Secured	(12)	40,125		16,050
Whitehall Mall		11/01/18	7.00%	Fixed	Secured		12,106		4,599

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

Property Name	Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Changshu SZITIC	06/29/19		6.73%	Fixed	Secured	(15)	55,708		18,105
Suzhou	01/01/21		8.38%	Fixed	Secured	(15)	73,300		23,823
Net Leases II	01/10/23		9.35%	Fixed	Secured		20,873		10,436
AMI Premium Outlets—Fixed	09/25/23		2.22%	Fixed	Secured	(12)	77,805		31,123
AMI Premium Outlets—Variable	09/25/23		0.53%	Variable	Secured	(12)	55,575		22,231
TMLP Trust Preferred Unsecured Securities	03/30/36	(18)	7.38%	Fixed	Unsecured		100,000		50,000

Total Joint Venture Indebtedness at Face Value							16,754,737		6,640,518

Premium on JV Fixed-Rate Indebtedness							19,916		9,603
Discount on JV Fixed-Rate Indebtedness							(1,916)		(953)

Total Joint Venture Indebtedness							16,772,737	(20)	6,649,168	(17)

Our Share of Total Indebtedness									25,041,328

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2009
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2009: LIBOR at .25%; EURIBOR at .44%; and YEN LIBOR at ..18%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
Loan was paid off after 9/30/09.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 710.3 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 604.8 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 5.50%.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 325.9 million. Associated with Arkadia and portions of Bay 1 (Torcy), Bay 2 (Torcy), Wilenska and Villabe are interest rate swap agreements with a total combined 306.0 million euros notional amount that effectively fix these loans at a combined 5.44%.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 39,035.8 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,125.0 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 144.0 million.

(15)
Amounts shown in USD Equivalent. Yuan equivalent is 1,420.0 million.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of 144.1 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
Upon the initial maturity date of 3/30/11, pricing re-sets every 5 years based on an index of LIBOR + 2.375%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Repayment Date is the date reflected as the Maturity Date. The loan documents state longer term Maturity Dates (between 2030 and 2035) subject to certain pre-negotiated provisions.

(22)
A term sheet has been finalized for a 26 month loan extension until 1/9/2012, which is expected to close by the maturity date.

(23)
A term sheet has been negotiated for a 24 month loan extension until 11/12/2011, which is expected to close by the maturity date.

 SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2009

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2009

Property Name	City	State
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2009

Property Name	City	State
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2009

Property Name	City	State
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2009

Property Name	City	State
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY
Crossville Outlet Center	Crossville	TN
Raleigh Springs Mall(2)	Memphis	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(2)
Asset was sold on October 15, 2009.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2009
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	7,603,537	$50	$380,177	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(3)	1,505,098	$50	$75,255	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(4)	255,373	$100	$25,537	N/A

(1)
For the period from July 1, 2009 through August 17, 2009, each share would have been convertible into 0.8386813 of a share of common stock if certain conditions had been met, however, these certain conditions (the conversion triggering price) during the quarter ended June 30, 2009 were not met, and as a result, the Series I Preferred Stock was not convertible. Beginning on August 18, 2009, each share would have been convertible into 0.842577 of a share of common stock if the conversion triggering price had been met during the previous quarter. It was not met; therefore, the shares are not currently convertible.

The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2009 was $60.75 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2009 was $58.50 per share.

(3)
Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at our option. These units are not currently convertible as the certain conditions described in footnote 1 were not met.

(4)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) September 30, 2009
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2008 through September 30, 2009
SIMON PROPERTY GROUP Selected Financial and Equity Information As of September 30, 2009 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information As of September 30, 2009 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP Reconciliation of Net Income to NOI As of September 30, 2009 (in thousands, except as noted)
SIMON PROPERTY GROUP NOI Composition(1) For the Nine Months Ended September 30, 2009
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of September 30, 2009 (In thousands)
SIMON PROPERTY GROUP U.S. Portfolio GLA As of September 30, 2009
SIMON PROPERTY GROUP U.S. Regional Mall Operational Information(1) As of September 30, 2009
SIMON PROPERTY GROUP U.S. Regional Mall Lease Expirations(1)(2) As of September 30, 2009
SIMON PROPERTY GROUP U.S. Regional Mall Top Tenants(1) As of September 30, 2009
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2009-2010
SIMON PROPERTY GROUP U.S. Regional Mall Property Listing(1)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of September 30, 2009
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of September 30, 2009
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of September 30, 2009
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Operational Information(1) As of September 30, 2009
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Lease Expirations(1)(2) As of September 30, 2009
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Top Tenants(1) As of September 30, 2009
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Mills Portfolio Operational Information As of September 30, 2009
SIMON PROPERTY GROUP U.S. Mills Portfolio Property Listing
SIMON PROPERTY GROUP International Operational Information(1) As of September 30, 2009
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2009 (In thousands)
SIMON PROPERTY GROUP U.S. Development Activity Report(1)(2) Project Overview and Construction-in-Progress As of September 30, 2009
SIMON PROPERTY GROUP International Development Activity Report* Project Overview, Construction-in-Progress As of September 30, 2009
SIMON PROPERTY GROUP Total Debt Amortization and Maturities by Year (Our Share) As of September 30, 2009 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2009 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2009 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2009
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of September 30, 2009 ($ in 000's, except per share amounts)